Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2024

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment Results
Consumer & Community Banking (“CCB”)	12–15
Commercial & Investment Bank (“CIB”)	16–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24-27

Non-GAAP Financial Measures	28
Business Segment Reorganization	29
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 315–321 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q24 Change					2024 Change
SELECTED INCOME STATEMENT DATA	2Q24		1Q24		4Q23		3Q23	2Q23	1Q24	2Q23	2024		2023	2023
Reported Basis
Total net revenue	$50,200	(f)	$41,934		$38,574		$39,874	$41,307	20%	22%	$92,134		$79,656	16%
Total noninterest expense	23,713		22,757	(h)	24,486	(h)	21,757	20,822	4	14	46,470		40,929	14
Pre-provision profit (a)	26,487		19,177		14,088		18,117	20,485	38	29	45,664		38,727	18
Provision for credit losses	3,052		1,884		2,762		1,384	2,899	62	5	4,936		5,174	(5)
NET INCOME	18,149		13,419		9,307		13,151	14,472	35	25	31,568		27,094	17

Managed Basis (b)
Total net revenue	50,992	(f)	42,548		39,943		40,686	42,401	20	20	93,540		81,737	14
Total noninterest expense	23,713		22,757	(h)	24,486	(h)	21,757	20,822	4	14	46,470		40,929	14
Pre-provision profit (a)	27,279		19,791		15,457		18,929	21,579	38	26	47,070		40,808	15
Provision for credit losses	3,052		1,884		2,762		1,384	2,899	62	5	4,936		5,174	(5)
NET INCOME	18,149		13,419		9,307		13,151	14,472	35	25	31,568		27,094	17

EARNINGS PER SHARE DATA
Net income: Basic	$6.13		$4.45		$3.04		$4.33	$4.76	38	29	$10.58		$8.86	19
Diluted	6.12		4.44		3.04		4.33	4.75	38	29	10.56		8.85	19
Average shares: Basic	2,889.8		2,908.3		2,914.4		2,927.5	2,943.8	(1)	(2)	2,899.1		2,956.1	(2)
Diluted	2,894.9		2,912.8		2,919.1		2,932.1	2,948.3	(1)	(2)	2,903.9		2,960.5	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$575,463		$575,195		$489,320		$419,254	$422,661	—	36	$575,463		$422,661	36
Common shares at period-end	2,845.1		2,871.6		2,876.6		2,891.0	2,906.1	(1)	(2)	2,845.1		2,906.1	(2)
Book value per share	111.29		106.81		104.45		100.30	98.11	4	13	111.29		98.11	13
Tangible book value per share (“TBVPS”) (a)	92.77		88.43		86.08		82.04	79.90	5	16	92.77		79.90	16
Cash dividends declared per share	1.15		1.15		1.05		1.05	1.00	—	15	2.30		2.00	15

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	23%		17%		12%		18%	20%			20%		19%
Return on tangible common equity (“ROTCE”) (a)	28		21		15		22	25			25		24
Return on assets	1.79		1.36		0.95		1.36	1.51			1.58		1.45

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio (e)	15.3%	(g)	15.0%		15.0%		14.3%	13.8%			15.3%	(g)	13.8%
Tier 1 capital ratio (e)	16.7	(g)	16.4		16.6		15.9	15.4			16.7	(g)	15.4
Total capital ratio (e)	18.5	(g)	18.2		18.5		17.8	17.3			18.5	(g)	17.3
Tier 1 leverage ratio	7.2	(g)	7.2		7.2		7.1	6.9			7.2	(g)	6.9
Supplementary leverage ratio (“SLR”)	6.1	(g)	6.1		6.1		6.0	5.8			6.1	(g)	5.8

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank (the “First Republic acquisition") from the Federal Deposit Insurance Corporation (“FDIC”).
(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)The capital metrics reflect the Current Expected Credit Losses ("CECL") capital transition provisions. As of June 30, 2024 and March 31, 2024, CET1 capital reflected the remaining CECL benefit of $720 million; as of December 31, 2023, September 30, 2023, and June 30, 2023, CET1 capital reflected the benefit of $1.4 billion. Refer to Note 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, and Note 27 of the Firm’s 2023 Form 10-K for additional information.
(e)Reflect the Firm’s ratios under the Basel III Standardized approach. Refer to page 9 for further information on the Firm’s capital metrics.
(f)Included a $7.9 billion net gain related to Visa shares. On April 8, 2024, Visa Inc. announced the commencement of an exchange offer for Visa Class B-1 common stock. On May 6, 2024, the Firm announced that Visa accepted the Firm’s tender of its 37.2 million shares of Visa Class B-1 common stock in exchange for a combination of Visa Class B-2 common stock and Visa Class C common stock. Visa’s acceptance resulted in a gain for the Firm relating to the Visa Class C common stock, which is held at fair value. Refer to pages 8 and 100 of JPMorgan Chase’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 for further information.
(g)Estimated.
(h)Included the FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which reflects an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, employee data and where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q24 Change				2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$4,143,003	$4,090,727	$3,875,393	$3,898,333	$3,868,240	1%	7%	$4,143,003	$3,868,240	7%
Loans:
Consumer, excluding credit card loans	396,955	403,404	410,093	408,769	408,204	(2)	(3)	396,955	408,204	(3)
Credit card loans	216,100	206,740	211,123	196,935	191,348	5	13	216,100	191,348	13
Wholesale loans	707,645	699,472	702,490	704,355	700,517	1	1	707,645	700,517	1
Total loans	1,320,700	1,309,616	1,323,706	1,310,059	1,300,069	1	2	1,320,700	1,300,069	2

Deposits:
U.S. offices:
Noninterest-bearing	632,316	657,651	643,748	651,240	656,778	(4)	(4)	632,316	656,778	(4)
Interest-bearing	1,291,737	1,311,857	1,303,100	1,295,609	1,311,893	(2)	(2)	1,291,737	1,311,893	(2)
Non-U.S. offices:
Noninterest-bearing	26,362	24,109	23,097	22,410	24,268	9	9	26,362	24,268	9
Interest-bearing	446,115	434,792	430,743	410,267	406,023	3	10	446,115	406,023	10
Total deposits	2,396,530	2,428,409	2,400,688	2,379,526	2,398,962	(1)	—	2,396,530	2,398,962	—

Long-term debt	394,028	395,872	391,825	362,793	364,078	—	8	394,028	364,078	8
Common stockholders’ equity	316,652	306,737	300,474	289,967	285,112	3	11	316,652	285,112	11
Total stockholders’ equity	340,552	336,637	327,878	317,371	312,516	1	9	340,552	312,516	9

Loans-to-deposits ratio	55%	54%	55%	55%	54%			55%	54%

Employees	313,206	311,921	309,926	308,669	300,066	—	4	313,206	300,066	4

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$56	$48	$35	$41	$47	17	19

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$17,701	$17,653	$18,097	$18,362	$17,233	—	3	$35,354	$33,689	5
Commercial & Investment Bank (c)	17,917	17,584	14,974	15,761	16,507	2	9	35,501	33,618	6
Asset & Wealth Management	5,252	5,109	5,095	5,005	4,943	3	6	10,361	9,727	7
Corporate	10,122	2,202	1,777	1,558	3,718	360	172	12,324	4,703	162
TOTAL NET REVENUE	$50,992	$42,548	$39,943	$40,686	$42,401	20	20	$93,540	$81,737	14

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$4,210	$4,831	$4,788	$5,895	$5,306	(13)	(21)	$9,041	$10,549	(14)
Commercial & Investment Bank (c)	5,897	6,622	4,177	5,027	5,300	(11)	11	12,519	11,068	13
Asset & Wealth Management	1,263	1,290	1,217	1,417	1,226	(2)	3	2,553	2,593	(2)
Corporate	6,779	676	(875)	812	2,640	NM	157	7,455	2,884	158
NET INCOME	$18,149	$13,419	$9,307	$13,151	$14,472	35	25	$31,568	$27,094	17

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC.
(a)Refer to Commercial & Investment Bank VaR on page 18 for further information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Effective in the second quarter of 2024, the Firm reorganized its reportable business segments by combining the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB"). Refer to Business Segment Reorganization on page 29 for further information.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q24 Change					2024 Change
REVENUE	2Q24		1Q24		4Q23		3Q23	2Q23	1Q24	2Q23	2024		2023	2023
Investment banking fees	$2,304		$1,954		$1,635		$1,722	$1,513	18%	52%	$4,258		$3,162	35%
Principal transactions	6,814		6,790		3,725		6,210	6,910	—	(1)	13,604		14,525	(6)
Lending- and deposit-related fees	1,828		1,902		1,926		2,039	1,828	(4)	—	3,730		3,448	8
Asset management fees	4,302		4,146		4,077		3,904	3,774	4	14	8,448		7,239	17
Commissions and other fees	1,924		1,805		1,697		1,705	1,739	7	11	3,729		3,434	9
Investment securities losses	(547)		(366)		(743)		(669)	(900)	(49)	39	(913)		(1,768)	48
Mortgage fees and related income	348		275		263		414	278	27	25	623		499	25
Card income	1,332		1,218		1,247		1,209	1,094	9	22	2,550		2,328	10
Other income (a)	9,149	(e)	1,128		696		614	3,292	NM	178	10,277	(e)	4,299	139
Noninterest revenue	27,454		18,852		14,523		17,148	19,528	46	41	46,306		37,166	25
Interest income	48,513		47,438		47,384		44,556	41,644	2	16	95,951		78,648	22
Interest expense	25,767		24,356		23,333		21,830	19,865	6	30	50,123		36,158	39
Net interest income	22,746		23,082		24,051		22,726	21,779	(1)	4	45,828		42,490	8
TOTAL NET REVENUE	50,200		41,934		38,574		39,874	41,307	20	22	92,134		79,656	16

Provision for credit losses	3,052		1,884		2,762		1,384	2,899	62	5	4,936		5,174	(5)

NONINTEREST EXPENSE
Compensation expense	12,953		13,118		11,847		11,726	11,216	(1)	15	26,071		22,892	14
Occupancy expense	1,248		1,211		1,208		1,197	1,070	3	17	2,459		2,185	13
Technology, communications and equipment expense	2,447		2,421		2,409		2,386	2,267	1	8	4,868		4,451	9
Professional and outside services	2,722		2,548		2,606		2,620	2,561	7	6	5,270		5,009	5
Marketing	1,221		1,160		1,298		1,126	1,122	5	9	2,381		2,167	10
Other expense (b)	3,122	(f)	2,299	(g)	5,118	(g)	2,702	2,586	36	21	5,421	(f)(g)	4,225	28
TOTAL NONINTEREST EXPENSE	23,713		22,757		24,486		21,757	20,822	4	14	46,470		40,929	14
Income before income tax expense	23,435		17,293		11,326		16,733	17,586	36	33	40,728		33,553	21
Income tax expense (a)	5,286		3,874		2,019	(h)	3,582	3,114	36	70	9,160		6,459	42
NET INCOME	$18,149		$13,419		$9,307		$13,151	$14,472	35	25	$31,568		$27,094	17

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$6.13		$4.45		$3.04		$4.33	$4.76	38	29	$10.58		$8.86	19
Diluted earnings per share	6.12		4.44		3.04		4.33	4.75	38	29	10.56		8.85	19

FINANCIAL RATIOS
Return on common equity (c)	23%		17%		12%		18%	20%			20%		19%
Return on tangible common equity (c)(d)	28		21		15		22	25			25		24
Return on assets (c)	1.79		1.36		0.95		1.36	1.51			1.58		1.45
Effective income tax rate	22.6		22.4		17.8	(h)	21.4	17.7			22.5		19.3
Overhead ratio	47		54		63		55	50			50		51

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC.
(a)Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. The adoption of this guidance resulted in a change to the classification and timing of the amortization associated with certain of the Firm’s alternative energy tax-oriented investments. The amortization of these investments that was previously recognized in other income is now recognized in income tax expense, which aligns with the associated tax credits and other tax benefits. The change in accounting increased the Firm’s income tax expense for the three months ended March, 31, 2024, by approximately $450 million, with no material impact to net income.
(b)Included Firmwide legal expense of $317 million, $(72) million, $175 million, $665 million and $420 million for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively, and $245 million and $596 million for the six months ended June 30, 2024 and June 30, 2023 respectively.
(c)Ratios are based upon annualized amounts.
(d)Refer to page 28 for a further discussion of ROTCE.
(e)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (f) on page 2 for further information.
(f)Included a $1.0 billion donation of Visa shares to pre-fund contributions to the JPMorgan Chase Foundation.
(g)Included an FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which was an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.
(h)Included an income tax benefit of $463 million for the three months ended December 31, 2023, related to the finalization of certain income tax regulations. The benefit resulted in a reduction in the Firm’s effective tax rate of 4.1 percentage points in the fourth quarter of 2023.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Jun 30, 2024
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2024	2024	2023	2023	2023	2024	2023
ASSETS
Cash and due from banks	$27,265	$22,750	$29,066	$24,921	$26,064	20%	5%
Deposits with banks	503,554	539,366	595,085	486,448	469,059	(7)	7
Federal funds sold and securities purchased under
resale agreements	392,763	330,559	276,152	350,059	325,628	19	21
Securities borrowed	199,062	198,336	200,436	188,279	163,563	—	22
Trading assets:
Debt and equity instruments	679,209	697,788	485,743	534,923	572,779	(3)	19
Derivative receivables	54,673	56,621	54,864	67,070	64,217	(3)	(15)
Available-for-sale (“AFS”) securities	266,252	236,152	201,704	197,119	203,262	13	31
Held-to-maturity (”HTM”) securities	323,746	334,527	369,848	388,261	408,941	(3)	(21)
Investment securities, net of allowance for credit losses	589,998	570,679	571,552	585,380	612,203	3	(4)
Loans	1,320,700	1,309,616	1,323,706	1,310,059	1,300,069	1	2
Less: Allowance for loan losses	22,991	22,351	22,420	21,946	21,980	3	5
Loans, net of allowance for loan losses	1,297,709	1,287,265	1,301,286	1,288,113	1,278,089	1	2
Accrued interest and accounts receivable	135,692	129,823	107,363	127,752	111,561	5	22
Premises and equipment	30,582	30,279	30,157	29,677	29,493	1	4
Goodwill, MSRs and other intangible assets	64,525	64,374	64,381	64,910	64,238	—	—
Other assets	167,971	162,887	159,308	150,801	151,346	3	11
TOTAL ASSETS	$4,143,003	$4,090,727	$3,875,393	$3,898,333	$3,868,240	1	7

LIABILITIES
Deposits	$2,396,530	$2,428,409	$2,400,688	$2,379,526	$2,398,962	(1)	—
Federal funds purchased and securities loaned or sold
under repurchase agreements	400,832	325,670	216,535	268,750	266,272	23	51
Short-term borrowings	47,308	46,268	44,712	45,470	41,022	2	15
Trading liabilities:
Debt and equity instruments	206,018	192,324	139,581	165,494	132,264	7	56
Derivative payables	34,818	36,003	40,847	41,963	46,545	(3)	(25)
Accounts payable and other liabilities	295,813	301,469	290,307	292,070	286,934	(2)	3
Beneficial interests issued by consolidated VIEs	27,104	28,075	23,020	24,896	19,647	(3)	38
Long-term debt	394,028	395,872	391,825	362,793	364,078	—	8
TOTAL LIABILITIES	3,802,451	3,754,090	3,547,515	3,580,962	3,555,724	1	7

STOCKHOLDERS’ EQUITY
Preferred stock	23,900	29,900	27,404	27,404	27,404	(20)	(13)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	90,328	89,903	90,128	89,899	89,578	—	1
Retained earnings	356,924	342,414	332,901	327,044	317,359	4	12
Accumulated other comprehensive income/(loss) (“AOCI”)	(11,338)	(11,639)	(10,443)	(17,104)	(14,290)	3	21
Treasury stock, at cost	(123,367)	(118,046)	(116,217)	(113,977)	(111,640)	(5)	(11)
TOTAL STOCKHOLDERS’ EQUITY	340,552	336,637	327,878	317,371	312,516	1	9
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,143,003	$4,090,727	$3,875,393	$3,898,333	$3,868,240	1	7

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q24 Change				2024 Change
AVERAGE BALANCES	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023
ASSETS
Deposits with banks	$512,150	$535,708	$540,040	$456,954	$495,018	(4)%	3%	$523,929	$500,311	5%
Federal funds sold and securities purchased under resale agreements	370,817	323,988	319,056	309,848	326,563	14	14	347,402	319,911	9
Securities borrowed	195,877	192,545	200,369	188,279	191,393	2	2	194,211	192,114	1
Trading assets - debt instruments	452,933	422,516	374,254	383,576	391,945	7	16	437,725	374,908	17
Investment securities	580,044	580,046	579,450	606,593	611,552	—	(5)	580,045	616,772	(6)
Loans	1,313,085	1,311,578	1,315,439	1,306,322	1,238,237	—	6	1,312,332	1,184,231	11
All other interest-earning assets (a)	84,819	79,134	79,787	80,156	89,072	7	(5)	81,976	92,372	(11)
Total interest-earning assets	3,509,725	3,445,515	3,408,395	3,331,728	3,343,780	2	5	3,477,620	3,280,619	6
Trading assets - equity and other instruments	221,382	190,783	144,642	173,998	169,558	16	31	206,082	160,868	28
Trading assets - derivative receivables	57,175	57,635	62,069	66,972	63,339	(1)	(10)	57,405	63,929	(10)
All other noninterest-earning assets	283,161	274,704	270,526	267,079	274,711	3	3	278,933	275,657	1
TOTAL ASSETS	$4,071,443	$3,968,637	$3,885,632	$3,839,777	$3,851,388	3	6	$4,020,040	$3,781,073	6
LIABILITIES
Interest-bearing deposits	$1,722,856	$1,726,142	$1,713,189	$1,694,758	$1,715,699	—	—	$1,724,499	$1,692,993	2
Federal funds purchased and securities loaned or
sold under repurchase agreements	375,371	294,983	254,211	254,105	263,718	27	42	335,177	258,045	30
Short-term borrowings	38,234	38,529	37,941	37,837	35,335	(1)	8	38,381	37,039	4
Trading liabilities - debt and all other interest-bearing liabilities (b)	318,703	302,997	287,443	288,007	293,269	5	9	310,849	285,467	9
Beneficial interests issued by consolidated VIEs	26,222	27,407	23,133	21,890	15,947	(4)	64	26,815	14,722	82
Long-term debt	342,516	340,411	325,843	315,267	294,239	1	16	341,464	271,912	26
Total interest-bearing liabilities	2,823,902	2,730,469	2,641,760	2,611,864	2,618,207	3	8	2,777,185	2,560,178	8
Noninterest-bearing deposits	648,327	648,644	658,912	660,983	671,715	—	(3)	648,486	661,138	(2)
Trading liabilities - equity and other instruments	30,456	28,622	34,176	29,508	28,513	6	7	29,539	29,137	1
Trading liabilities - derivative payables	37,538	39,877	42,447	46,754	46,934	(6)	(20)	38,707	48,139	(20)
All other noninterest-bearing liabilities	196,590	192,796	186,871	178,466	180,730	2	9	194,694	180,517	8
TOTAL LIABILITIES	3,736,813	3,640,408	3,564,166	3,527,575	3,546,099	3	5	3,688,611	3,479,109	6
Preferred stock	25,867	27,952	27,404	27,404	27,404	(7)	(6)	26,910	27,404	(2)
Common stockholders’ equity	308,763	300,277	294,062	284,798	277,885	3	11	304,519	274,560	11
TOTAL STOCKHOLDERS’ EQUITY	334,630	328,229	321,466	312,202	305,289	2	10	331,429	301,964	10
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,071,443	$3,968,637	$3,885,632	$3,839,777	$3,851,388	3	6	$4,020,040	$3,781,073	6

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	4.76%	4.79%	4.79%	4.58%	4.20%			4.78%	4.03%
Federal funds sold and securities purchased under resale agreements	5.23	5.23	5.26	5.06	4.63			5.23	4.35
Securities borrowed	4.47	4.52	4.59	4.39	3.91			4.50	3.76
Trading assets - debt instruments	4.44	4.38	4.39	4.32	4.12			4.41	4.13
Investment securities	3.80	3.64	3.53	3.23	3.01			3.72	2.90
Loans	7.03	7.03	6.97	6.79	6.59			7.03	6.49
All other interest-earning assets (a)(d)	10.14	10.22	10.10	9.42	8.85			10.18	8.15
Total interest-earning assets	5.57	5.55	5.53	5.32	5.01			5.56	4.85

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.90	2.85	2.78	2.53	2.24			2.88	2.05
Federal funds purchased and securities loaned or
sold under repurchase agreements	5.47	5.41	5.51	5.50	5.17			5.45	4.85
Short-term borrowings	5.27	5.57	5.55	5.38	4.87			5.42	4.63
Trading liabilities - debt and all other interest-bearing liabilities (b)	3.29	3.50	3.58	3.39	3.25			3.39	3.07
Beneficial interests issued by consolidated VIEs	5.40	5.34	5.36	5.38	4.95			5.37	4.71
Long-term debt	5.61	5.46	5.33	5.33	5.28			5.53	5.33
Total interest-bearing liabilities	3.67	3.59	3.50	3.32	3.04			3.63	2.85

INTEREST RATE SPREAD	1.90	1.96	2.03	2.00	1.97			1.93	2.00
NET YIELD ON INTEREST-EARNING ASSETS	2.62	2.71	2.81	2.72	2.62			2.66	2.63
Memo: Net yield on interest-earning assets excluding Markets (e)	3.86	3.83	3.86	3.89	3.83			3.85	3.82
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    All other interest-bearing liabilities include brokerage-related customer payables.
(c)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(d) The rates reflect the impact of interest earned on cash collateral where the cash collateral has been netted against certain derivative payables.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q24 Change				2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023
OTHER INCOME
Other income - reported (a)	$9,149	$1,128	$696	$614	$3,292	NM	178%	$10,277	$4,299	139%
Fully taxable-equivalent adjustments (a)(b)	677	493	1,243	682	990	37	(32)	1,170	1,857	(37)
Other income - managed	$9,826	$1,621	$1,939	$1,296	$4,282	NM	129	$11,447	$6,156	86

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$27,454	$18,852	$14,523	$17,148	$19,528	46	41	$46,306	$37,166	25
Fully taxable-equivalent adjustments	677	493	1,243	682	990	37	(32)	1,170	1,857	(37)
Total noninterest revenue - managed	$28,131	$19,345	$15,766	$17,830	$20,518	45	37	$47,476	$39,023	22

NET INTEREST INCOME
Net interest income - reported	$22,746	$23,082	$24,051	$22,726	$21,779	(1)	4	$45,828	$42,490	8
Fully taxable-equivalent adjustments (b)	115	121	126	130	104	(5)	11	236	224	5
Net interest income - managed	$22,861	$23,203	$24,177	$22,856	$21,883	(1)	4	$46,064	$42,714	8

TOTAL NET REVENUE
Total net revenue - reported	$50,200	$41,934	$38,574	$39,874	$41,307	20	22	$92,134	$79,656	16
Fully taxable-equivalent adjustments	792	614	1,369	812	1,094	29	(28)	1,406	2,081	(32)
Total net revenue - managed	$50,992	$42,548	$39,943	$40,686	$42,401	20	20	$93,540	$81,737	14

PRE-PROVISION PROFIT
Pre-provision profit - reported	$26,487	$19,177	$14,088	$18,117	$20,485	38	29	$45,664	$38,727	18
Fully taxable-equivalent adjustments	792	614	1,369	812	1,094	29	(28)	1,406	2,081	(32)
Pre-provision profit - managed	$27,279	$19,791	$15,457	$18,929	$21,579	38	26	$47,070	$40,808	15

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$23,435	$17,293	$11,326	$16,733	$17,586	36	33	$40,728	$33,553	21
Fully taxable-equivalent adjustments	792	614	1,369	812	1,094	29	(28)	1,406	2,081	(32)
Income before income tax expense - managed	$24,227	$17,907	$12,695	$17,545	$18,680	35	30	$42,134	$35,634	18

INCOME TAX EXPENSE
Income tax expense - reported (a)	$5,286	$3,874	$2,019	$3,582	$3,114	36	70	$9,160	$6,459	42
Fully taxable-equivalent adjustments (a)	792	614	1,369	812	1,094	29	(28)	1,406	2,081	(32)
Income tax expense - managed	$6,078	$4,488	$3,388	$4,394	$4,208	35	44	$10,566	$8,540	24

OVERHEAD RATIO
Overhead ratio - reported	47%	54%	63%	55%	50%			50%	51%
Overhead ratio - managed	47	53	61	53	49			50	50

(a)Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(b)Predominantly recognized in CIB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q24 Change				2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$17,701	$17,653	$18,097	$18,362	$17,233	—%	3%	$35,354	$33,689	5%
Commercial & Investment Bank (a)	17,917	17,584	14,974	15,761	16,507	2	9	35,501	33,618	6
Asset & Wealth Management	5,252	5,109	5,095	5,005	4,943	3	6	10,361	9,727	7
Corporate	10,122	2,202	1,777	1,558	3,718	360	172	12,324	4,703	162
TOTAL NET REVENUE	$50,992	$42,548	$39,943	$40,686	$42,401	20	20	$93,540	$81,737	14

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$9,425	$9,297	$9,336	$9,105	$8,313	1	13	$18,722	$16,378	14
Commercial & Investment Bank (a)	9,166	8,724	8,169	8,818	8,194	5	12	17,890	16,985	5
Asset & Wealth Management	3,543	3,460	3,388	3,138	3,163	2	12	7,003	6,254	12
Corporate	1,579	1,276	3,593	696	1,152	24	37	2,855	1,312	118
TOTAL NONINTEREST EXPENSE	$23,713	$22,757	$24,486	$21,757	$20,822	4	14	$46,470	$40,929	14

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$8,276	$8,356	$8,761	$9,257	$8,920	(1)	(7)	$16,632	$17,311	(4)
Commercial & Investment Bank (a)	8,751	8,860	6,805	6,943	8,313	(1)	5	17,611	16,633	6
Asset & Wealth Management	1,709	1,649	1,707	1,867	1,780	4	(4)	3,358	3,473	(3)
Corporate	8,543	926	(1,816)	862	2,566	NM	233	9,469	3,391	179
PRE-PROVISION PROFIT	$27,279	$19,791	$15,457	$18,929	$21,579	38	26	$47,070	$40,808	15

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$2,643	$1,913	$2,189	$1,446	$1,862	38	42	$4,556	$3,264	40
Commercial & Investment Bank (a)	384	1	576	(95)	1,135	NM	(66)	385	1,610	(76)
Asset & Wealth Management	20	(57)	(1)	(13)	145	NM	(86)	(37)	173	NM
Corporate	5	27	(2)	46	(243)	(81)	NM	32	127	(75)
PROVISION FOR CREDIT LOSSES	$3,052	$1,884	$2,762	$1,384	$2,899	62	5	$4,936	$5,174	(5)

NET INCOME/(LOSS)
Consumer & Community Banking	$4,210	$4,831	$4,788	$5,895	$5,306	(13)	(21)	$9,041	$10,549	(14)
Commercial & Investment Bank (a)	5,897	6,622	4,177	5,027	5,300	(11)	11	12,519	11,068	13
Asset & Wealth Management	1,263	1,290	1,217	1,417	1,226	(2)	3	2,553	2,593	(2)
Corporate	6,779	676	(875)	812	2,640	NM	157	7,455	2,884	158
TOTAL NET INCOME	$18,149	$13,419	$9,307	$13,151	$14,472	35	25	$31,568	$27,094	17

(a)Effective in the second quarter of 2024, the Firm reorganized its reportable business segments by combining the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB"). Refer to Business Segment Reorganization on page 29 for further information.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2024
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,				2024 Change
	2024		2024	2023	2023	2023	2024	2023	2024		2023	2023
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$267,195	(c)	$257,569	$250,585	$241,825	$235,827	4%	13%
Tier 1 capital	290,465	(c)	280,771	277,306	268,579	262,585	3	11
Total capital	322,191	(c)	312,149	308,497	300,859	295,281	3	9
Risk-weighted assets	1,742,525	(c)	1,712,081	1,671,995	1,692,219	1,706,927	2	2
CET1 capital ratio	15.3%	(c)	15.0%	15.0%	14.3%	13.8%
Tier 1 capital ratio	16.7	(c)	16.4	16.6	15.9	15.4
Total capital ratio	18.5	(c)	18.2	18.5	17.8	17.3

Advanced
CET1 capital	$267,195	(c)	$257,569	$250,585	$241,825	$235,827	4	13
Tier 1 capital	290,465	(c)	280,771	277,306	268,579	262,585	3	11
Total capital	308,673	(c)	298,766	295,417	287,560	281,953	3	9
Risk-weighted assets	1,727,559	(c)	1,681,317	1,669,156	1,671,593	1,694,714	3	2
CET1 capital ratio	15.5%	(c)	15.3%	15.0%	14.5%	13.9%
Tier 1 capital ratio	16.8	(c)	16.7	16.6	16.1	15.5
Total capital ratio	17.9	(c)	17.8	17.7	17.2	16.6

Leverage-based capital metrics
Adjusted average assets (b)	$4,016,677	(c)	$3,913,677	$3,831,200	$3,785,641	$3,796,579	3	6
Tier 1 leverage ratio	7.2%	(c)	7.2%	7.2%	7.1%	6.9%

Total leverage exposure	$4,768,572	(c)	$4,634,634	$4,540,465	$4,500,253	$4,492,761	3	6
SLR	6.1%	(c)	6.1%	6.1%	6.0%	5.8%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$534,027	(c)	$520,386	$513,799	$496,183	$493,760	3	8

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$257,569		$250,585	$241,825	$235,827	$227,144	3	13	$250,585		$218,934	14%
Net income applicable to common equity	17,832		13,022	8,921	12,765	14,099	37	26	30,854		26,365	17
Dividends declared on common stock	(3,322)		(3,348)	(3,064)	(3,080)	(2,948)	1	(13)	(6,670)		(5,911)	(13)
Net purchase of treasury stock	(5,321)		(1,829)	(2,240)	(2,337)	(2,268)	(191)	(135)	(7,150)		(4,304)	(66)
Changes in additional paid-in capital	425		(225)	229	321	423	NM	—	200		534	(63)
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	108		141	4,362	(1,950)	757	(23)	(86)	249		2,969	(92)
Translation adjustments, net of hedges	(156)		(204)	402	(340)	70	24	NM	(360)		267	NM
Fair value hedges	8		(21)	(86)	(5)	11	NM	(27)	(13)		(10)	(30)
Defined benefit pension and other postretirement employee benefit plans	(3)		26	455	(21)	(6)	NM	50	23		(61)	NM
Changes related to other CET1 capital adjustments	55	(c)	(578)	(219)	645	(1,455)	NM	NM	(523)	(c)	(2,956)	82
Change in Standardized/Advanced CET1 capital	9,626	(c)	6,984	8,760	5,998	8,683	38	11	16,610	(c)	16,893	(2)
Standardized/Advanced CET1 capital, ending balance	$267,195	(c)	$257,569	$250,585	$241,825	$235,827	4	13	$267,195	(c)	$235,827	13

(a)The capital metrics reflect the CECL capital transition provisions. As of June 30, 2024 and March 31, 2024, CET1 capital reflected the remaining CECL benefit of $720 million; as of December 31, 2023, September 30, 2023, and June 30, 2023, CET1 capital reflected the benefit of $1.4 billion. Refer to Note 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, and Note 27 of the Firm’s 2023 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Jun 30, 2024
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2024 Change
	2024	2024	2023	2023	2023	2024	2023	2024	2023	2023
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$316,652	$306,737	$300,474	$289,967	$285,112	3%	11%
Less: Goodwill	52,620	52,636	52,634	52,492	52,380	—	—
Less: Other intangible assets	3,058	3,133	3,225	3,309	3,629	(2)	(16)
Add: Certain deferred tax liabilities (b)	2,969	2,981	2,996	3,025	3,097	—	(4)
Total tangible common equity	$263,943	$253,949	$247,611	$237,191	$232,200	4	14

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$308,763	$300,277	$294,062	$284,798	$277,885	3	11	$304,519	$274,560	11%
Less: Goodwill	52,618	52,614	52,538	52,427	52,342	—	1	52,616	52,031	1
Less: Other intangible assets	3,086	3,157	3,254	3,511	2,191	(2)	41	3,122	1,746	79
Add: Certain deferred tax liabilities (b)	2,975	2,988	2,992	3,080	2,902	—	3	2,982	2,727	9
Total tangible common equity	$256,034	$247,494	$241,262	$231,940	$226,254	3	13	$251,763	$223,510	13

INTANGIBLE ASSETS (period-end)
Goodwill	$52,620	$52,636	$52,634	$52,492	$52,380	—	—
Mortgage servicing rights	8,847	8,605	8,522	9,109	8,229	3	8
Other intangible assets	3,058	3,133	3,225	3,309	3,629	(2)	(16)
Total intangible assets	$64,525	$64,374	$64,381	$64,910	$64,238	—	—

(a)Refer to page 28 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q24 Change				2024 Change
	2Q24	1Q24		4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023
EARNINGS PER SHARE
Basic earnings per share
Net income	$18,149	$13,419		$9,307	$13,151	$14,472	35%	25%	$31,568	$27,094	17%
Less: Preferred stock dividends	317	397		386	386	373	(20)	(15)	714	729	(2)
Net income applicable to common equity	17,832	13,022		8,921	12,765	14,099	37	26	30,854	26,365	17
Less: Dividends and undistributed earnings allocated to
participating securities	114	80		51	80	88	43	30	193	161	20
Net income applicable to common stockholders	$17,718	$12,942		$8,870	$12,685	$14,011	37	26	$30,661	$26,204	17

Total weighted-average basic shares outstanding	2,889.8	2,908.3		2,914.4	2,927.5	2,943.8	(1)	(2)	2,899.1	2,956.1	(2)
Net income per share	$6.13	$4.45		$3.04	$4.33	$4.76	38	29	$10.58	$8.86	19

Diluted earnings per share
Net income applicable to common stockholders	$17,718	$12,942		$8,870	$12,685	$14,011	37	26	$30,661	$26,204	17
Total weighted-average basic shares outstanding	2,889.8	2,908.3		2,914.4	2,927.5	2,943.8	(1)	(2)	2,899.1	2,956.1	(2)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	5.1	4.5		4.7	4.6	4.5	13	13	4.8	4.4	9
Total weighted-average diluted shares outstanding	2,894.9	2,912.8		2,919.1	2,932.1	2,948.3	(1)	(2)	2,903.9	2,960.5	(2)
Net income per share	$6.12	$4.44		$3.04	$4.33	$4.75	38	29	$10.56	$8.85	19

COMMON DIVIDENDS
Cash dividends declared per share	$1.15	$1.15	(c)	$1.05	$1.05	$1.00	—	15	$2.30	$2.00	15
Dividend payout ratio	19%	26%		34%	24%	21%			22%	22%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	27.0	15.9		15.2	15.6	16.7	70	62	42.9	38.7	11
Average price paid per share of common stock	$196.83	$179.50		$151.02	$151.46	$137.20	10	43	$190.42	$135.19	41
Aggregate repurchases of common stock	5,318	2,849		2,301	2,364	2,293	87	132	8,167	5,233	56

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.5	10.9		0.8	0.6	0.5	(95)	—	11.4	10.5	9
Net impact of employee issuances on stockholders’ equity (b)	$459	$801		$308	$368	$467	(43)	(2)	$1,260	$1,495	(16)

(a)The Firm was authorized to purchase up to $30 billion of common shares under its repurchase program announced on April 13, 2022. Effective July 1, 2024, the Firm’s Board of Directors have authorized a new common share repurchase program of $30 billion that replaced the previous repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of SARs.
(c)On March 19, 2024, the Board of Directors declared a quarterly common stock dividend of $1.15 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q24 Change					2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23		1Q24	2Q23	2024	2023		2023
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$830	$822	$856	$836	$841		1%	(1)%	$1,652	$1,664		(1)%
Asset management fees	978	947	899	891	816		3	20	1,925	1,492		29
Mortgage fees and related income	346	274	261	417	274		26	26	620	497		25
Card income	741	682	684	626	483		9	53	1,423	1,222		16
All other income (a)	1,101	1,220	1,270	1,212	1,129		(10)	(2)	2,321	2,291		1
Noninterest revenue	3,996	3,945	3,970	3,982	3,543		1	13	7,941	7,166		11
Net interest income	13,705	13,708	14,127	14,380	13,690		—	—	27,413	26,523		3
TOTAL NET REVENUE	17,701	17,653	18,097	18,362	17,233		—	3	35,354	33,689		5

Provision for credit losses	2,643	1,913	2,189	1,446	1,862		38	42	4,556	3,264		40

NONINTEREST EXPENSE
Compensation expense	4,240	4,229	4,023	3,975	3,628		—	17	8,469	7,173		18
Noncompensation expense (b)	5,185	5,068	5,313	5,130	4,685		2	11	10,253	9,205		11
TOTAL NONINTEREST EXPENSE	9,425	9,297	9,336	9,105	8,313	(d)	1	13	18,722	16,378	(d)	14

Income before income tax expense	5,633	6,443	6,572	7,811	7,058		(13)	(20)	12,076	14,047		(14)
Income tax expense	1,423	1,612	1,784	1,916	1,752		(12)	(19)	3,035	3,498		(13)
NET INCOME	$4,210	$4,831	$4,788	$5,895	$5,306		(13)	(21)	$9,041	$10,549		(14)

REVENUE BY BUSINESS
Banking & Wealth Management	$10,375	$10,324	$10,877	$11,345	$10,936		—	(5)	$20,699	$20,977		(1)
Home Lending	1,319	1,186	1,161	1,252	1,007		11	31	2,505	1,727		45
Card Services & Auto	6,007	6,143	6,059	5,765	5,290		(2)	14	12,150	10,985		11

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	157	130	82	162	102		21	54	287	177		62
Net mortgage servicing revenue (c)	189	144	179	255	172		31	10	333	320		4
Mortgage fees and related income	$346	$274	$261	$417	$274		26	26	$620	$497		25

FINANCIAL RATIOS
ROE	30%	35%	33%	41%	38%				33%	39%
Overhead ratio	53	53	52	50	48				53	49

(a)Primarily includes operating lease income and commissions and other fees. Operating lease income was $682 million, $665 million, $666 million, $685 million and $704 million for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively, and $1.3 billion and $1.4 billion for the six months ended June 30, 2024 and 2023, respectively.
(b)Included depreciation expense on leased assets of $430 million, $427 million, $425 million, $458 million and $445 million for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively, and $857 million and $852 million for the six months ended June 30, 2024 and 2023, respectively.
(c)Included MSR risk management results of $39 million, $(1) million, $7 million, $111 million and $25 million for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively, and $38 million and $13 million for the six months ended June 30, 2024 and 2023, respectively.
(d)In the second quarter of 2023, substantially all of the expense associated with First Republic was reported in Corporate. Commencing in the third quarter of 2023, the expense is now being allocated to the respective LOB.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q24 Change				2024 Change
	2Q24	1Q24	4Q23		3Q23	2Q23	1Q24	2Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$638,493	$629,122	$642,951		$626,196	$620,193	1%	3%	$638,493	$620,193	3%

Loans:
Banking & Wealth Management	31,078	31,266	31,142		30,574	30,959	(1)	—	31,078	30,959	—
Home Lending (a)	250,032	254,243	259,181		261,858	262,432	(2)	(5)	250,032	262,432	(5)
Card Services	216,213	206,823	211,175		196,955	191,353	5	13	216,213	191,353	13
Auto	75,310	76,508	77,705		74,831	73,587	(2)	2	75,310	73,587	2
Total loans	572,633	568,840	579,203		564,218	558,331	1	3	572,633	558,331	3

Deposits	1,069,753	1,105,583	1,094,738	(c)	1,136,884	1,173,514	(3)	(9)	1,069,753	1,173,514	(9)
Equity	54,500	54,500	55,500		55,500	55,500	—	(2)	54,500	55,500	(2)

SELECTED BALANCE SHEET DATA (average)
Total assets	$628,757	$627,862	$629,744		$622,760	$576,417	—	9	$628,309	$541,788	16

Loans:
Banking & Wealth Management	31,419	31,241	30,718		30,686	30,628	1	3	31,330	29,572	6
Home Lending (b)	254,385	257,866	261,394		264,041	229,569	(1)	11	256,126	201,005	27
Card Services	210,119	204,701	202,685		195,245	187,028	3	12	207,410	183,758	13
Auto	75,804	77,268	76,409		74,358	71,083	(2)	7	76,535	69,920	9
Total loans	571,727	571,076	571,206		564,330	518,308	—	10	571,401	484,255	18

Deposits	1,073,544	1,079,243	1,092,432	(c)	1,143,539	1,157,309	(1)	(7)	1,076,393	1,135,261	(5)
Equity	54,500	54,500	55,500		55,500	54,346	—	—	54,500	53,180	2

Employees	143,412	142,758	141,640		141,125	137,087	—	5	143,412	137,087	5

(a)At June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, Home Lending loans held-for-sale and loans at fair value were $5.9 billion, $4.8 billion, $3.4 billion, $4.1 billion and $3.9 billion, respectively.
(b)Average Home Lending loans held-for sale and loans at fair value were $7.7 billion, $4.7 billion, $4.7 billion, $5.7 billion and $5.3 billion for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively, and $6.2 billion and $4.4 billion for the six months ended June 30, 2024 and 2023, respectively.
(c)In the fourth quarter of 2023, CCB transferred certain deposits associated with First Republic to AWM and CIB. Refer to page 67 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q24 Change				2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)	$3,413	$3,647	$3,740	$3,690	$3,823	(6)%	(11)%	$3,413	$3,823	(11)%

Net charge-offs/(recoveries)
Banking & Wealth Management	176	79	81	88	92	123	91	255	171	49
Home Lending	(40)	(7)	6	(16)	(28)	(471)	(43)	(47)	(46)	(2)
Card Services	1,830	1,688	1,426	1,227	1,124	8	63	3,518	2,046	72
Auto	98	119	125	100	63	(18)	56	217	132	64
Total net charge-offs/(recoveries)	$2,064	$1,879	$1,638	$1,399	$1,251	10	65	$3,943	$2,303	71
Net charge-off/(recovery) rate
Banking & Wealth Management	2.25%	1.02%	1.05%	1.14%	1.20%			1.64%	1.17%
Home Lending	(0.07)	(0.01)	0.01	(0.02)	(0.05)			(0.04)	(0.05)
Card Services	3.50	3.32	2.79	2.49	2.41			3.41	2.25
Auto	0.52	0.62	0.65	0.53	0.36			0.57	0.38
Total net charge-off/(recovery) rate	1.47	1.33	1.15	0.99	0.98			1.40	0.97

30+ day delinquency rate
Home Lending (b)	0.70%	0.70%	0.66%	0.59%	0.58%			0.70%	0.58%
Card Services	2.08	2.23	2.14	1.94	1.70			2.08	1.70
Auto	1.12	1.03	1.19	1.13	0.92			1.12	0.92

90+ day delinquency rate - Card Services	1.07	1.16	1.05	0.94	0.84			1.07	0.84

Allowance for loan losses
Banking & Wealth Management	$685	$706	$685	$686	$731	(3)	(6)	$685	$731	(6)
Home Lending	437	432	578	573	777	1	(44)	437	777	(44)
Card Services	13,206	12,606	12,453	11,901	11,600	5	14	13,206	11,600	14
Auto	742	742	742	742	717	—	3	742	717	3
Total allowance for loan losses	$15,070	$14,486	$14,458	$13,902	$13,825	4	9	$15,070	$13,825	9

(a)At June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $96 million, $107 million, $123 million, $123 million and $139 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $137 million, $147 million, $176 million, $175 million and $195 million, respectively. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q24 Change				2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023
BUSINESS METRICS
Number of:
Branches	4,884	4,907	4,897	4,863	4,874	—%	—%	4,884	4,874	—%
Active digital customers (in thousands) (a) (b)	69,011	68,496	66,983	66,765	65,559	1	5	69,011	65,559	5
Active mobile customers (in thousands) (b) (c)	55,564	54,674	53,828	53,221	51,963	2	7	55,564	51,963	7

Debit and credit card sales volume (in billions)	$453.7	$420.7	$441.0	$426.3	$424.0	8	7	$874.4	$811.3	8
Total payments transaction volume (in trillions) (b) (d)	1.6	1.5	1.5	1.5	1.5	7	7	3.1	2.9	7

Banking & Wealth Management
Average deposits	$1,058,914	$1,065,562	$1,077,725	$1,127,807	$1,142,755	(1)	(7)	$1,062,238	$1,120,746	(5)
Deposit margin	2.72%	2.71%	2.82%	2.92%	2.83%			2.71%	2.81%
Business Banking average loans	$19,461	$19,447	$19,511	$19,520	$19,628	—	(1)	$19,454	$19,755	(2)
Business Banking origination volume	1,312	1,130	1,130	1,321	1,275	16	3	2,442	2,302	6
Client investment assets (e)	1,013,680	1,010,315	951,115	882,253	892,897	—	14	1,013,680	892,897	14
Number of client advisors	5,672	5,571	5,456	5,424	5,153	2	10	5,672	5,153	10

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$6.9	$4.4	$4.7	$6.8	$7.3	57	(5)	$11.3	$10.9	4
Correspondent	3.8	2.2	2.5	4.2	3.9	73	(3)	6.0	6.0	—
Total mortgage origination volume (f)	$10.7	$6.6	$7.2	$11.0	$11.2	62	(4)	$17.3	$16.9	2
Third-party mortgage loans serviced (period-end)	642.8	626.2	631.2	637.8	604.5	3	6	642.8	604.5	6
MSR carrying value (period-end)	8.8	8.6	8.5	9.1	8.2	2	7	8.8	8.2	7

Card Services
Sales volume, excluding commercial card (in billions)	$316.6	$291.0	$307.2	$296.2	$294.0	9	8	607.6	560.2	8
Net revenue rate	9.61%	10.09%	9.82%	9.60%	9.11%			9.85%	9.73%
Net yield on average loans	9.46	9.90	9.70	9.54	9.31			9.67	9.60

Auto
Loan and lease origination volume (in billions)	$10.8	$8.9	$9.9	$10.2	$12.0	21	(10)	$19.7	$21.2	(7)
Average auto operating lease assets	10,693	10,435	10,440	10,701	11,015	2	(3)	10,564	11,275	(6)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Excludes First Republic accounts not yet converted to JPMorgan Chase platforms.
(c)Users of all mobile platforms who have logged in within the past 90 days.
(d)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(e)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(f)Firmwide mortgage origination volume was $12.3 billion, $7.6 billion, $8.6 billion, $13.0 billion and $13.0 billion for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively, and $19.9 billion and $19.8 billion for the six months ended June 30, 2024 and 2023, respectively.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q24 Change				2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023
INCOME STATEMENT
REVENUE
Investment banking fees	$2,356	$2,014	$1,667	$1,729	$1,569	17%	50%	$4,370	$3,235	35%
Principal transactions	6,691	6,634	3,649	5,971	6,742	1	(1)	13,325	14,174	(6)
Lending- and deposit-related fees	924	973	909	966	782	(5)	18	1,897	1,548	23
Commissions and other fees	1,337	1,272	1,208	1,184	1,238	5	8	2,609	2,487	5
Card income	579	525	552	572	601	10	(4)	1,104	1,089	1
All other income	857	743	1,041	420	705	15	22	1,600	1,408	14
Noninterest revenue	12,744	12,161	9,026	10,842	11,637	5	10	24,905	23,941	4
Net interest income	5,173	5,423	5,948	4,919	4,870	(5)	6	10,596	9,677	9
TOTAL NET REVENUE (a)	17,917	17,584	14,974	15,761	16,507	2	9	35,501	33,618	6

Provision for credit losses	384	1	576	(95)	1,135	NM	(66)	385	1,610	(76)

NONINTEREST EXPENSE
Compensation expense	4,752	4,896	4,107	4,155	4,117	(3)	15	9,648	8,843	9
Noncompensation expense	4,414	3,828	4,062	4,663	4,077	15	8	8,242	8,142	1
TOTAL NONINTEREST EXPENSE	9,166	8,724	8,169	8,818	8,194	5	12	17,890	16,985	5

Income before income tax expense	8,367	8,859	6,229	7,038	7,178	(6)	17	17,226	15,023	15
Income tax expense	2,470	2,237	2,052	2,011	1,878	10	32	4,707	3,955	19
NET INCOME	$5,897	$6,622	$4,177	$5,027	$5,300	(11)	11	$12,519	$11,068	13

FINANCIAL RATIOS
ROE	17%	20%	11%	14%	15%			18%	16%
Overhead ratio	51	50	55	56	50			50	51
Compensation expense as percentage of total net revenue	27	28	27	26	25			27	26

REVENUE BY BUSINESS
Investment Banking	$2,464	$2,216	$1,783	$1,818	$1,687	11	46	$4,680	$3,475	35
Payments	4,546	4,466	4,456	4,217	4,714	2	(4)	9,012	9,145	(1)
Lending	1,936	1,724	1,763	1,934	1,749	12	11	3,660	3,199	14
Other	4	(3)	36	24	38	NM	(89)	1	47	(98)
Total Banking & Payments	8,950	8,403	8,038	7,993	8,188	7	9	17,353	15,866	9
Fixed Income Markets	4,822	5,327	4,068	4,548	4,608	(9)	5	10,149	10,361	(2)
Equity Markets	2,971	2,686	1,779	2,069	2,454	11	21	5,657	5,139	10
Securities Services	1,261	1,183	1,191	1,212	1,221	7	3	2,444	2,369	3
Credit Adjustments & Other (b)	(87)	(15)	(102)	(61)	36	(480)	NM	(102)	(117)	13
Total Markets & Securities Services	8,967	9,181	6,936	7,768	8,319	(2)	8	18,148	17,752	2
TOTAL NET REVENUE	$17,917	$17,584	$14,974	$15,761	$16,507	2	9	$35,501	$33,618	6

Banking & Payments revenue by client coverage segment (c)
Global Corporate Banking & Global Investment Banking	$6,141	$5,820	$5,415	$5,469	$5,452	6%	13%	$11,961	$10,816	11%
Commercial Banking	2,860	2,837	2,949	2,874	2,801	1	2	5,697	5,227	9
Middle Market Banking	1,936	1,927	2,010	1,949	1,996	—	(3)	3,863	3,781	2
Commercial Real Estate Banking	924	910	939	925	805	2	15	1,834	1,446	27
Other	(51)	(254)	(326)	(350)	(65)	80	22	(305)	(177)	(72)
Total Banking & Payments revenue	$8,950	$8,403	$8,038	$7,993	$8,188	7	9	$17,353	$15,866	9

(a)Included tax equivalent adjustments primarily from income tax credits from investments in alternative energy, affordable housing and new markets, income from tax-exempt securities and loans, as well as the related amortization and other tax benefits of the investments in alternative energy and affordable housing of $737 million, $557 million, $1.3 billion, $746 million and $1.0 billion for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively, and $1.3 billion and $2.0 billion for the six months ended June 30, 2024 and 2023, respectively. Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(c)Refer to page 29 for a description of each of the client coverage segments.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)
	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q24 Change				2024 Change
	2Q24	1Q24	4Q23		3Q23	2Q23	1Q24	2Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,939,038	$1,898,251	$1,638,493		$1,746,598	$1,737,334	2%	12%	$1,939,038	$1,737,334	12%
Loans:
Loans retained	475,880	475,454	475,186		475,644	476,574	—	—	475,880	476,574	—
Loans held-for-sale and loans at fair value (a)	41,737	40,746	39,464		39,984	40,499	2	3	41,737	40,499	3
Total loans	517,617	516,200	514,650		515,628	517,073	—	—	517,617	517,073	—

Equity	132,000	132,000	138,000		138,000	138,000	—	(4)	132,000	138,000	(4)

Banking & Payments loans by client coverage segment (period-end) (b)
Global Corporate Banking & Global Investment Banking	$132,592	$129,179	$128,097		$130,133	$133,535	3	(1)	$132,592	$133,535	(1)
Commercial Banking	220,222	223,474	221,550		222,368	222,782	(1)	(1)	220,222	222,782	(1)
Middle Market Banking	75,488	79,207	78,043		78,955	79,885	(5)	(6)	75,488	79,885	(6)
Commercial Real Estate Banking	144,734	144,267	143,507		143,413	142,897	—	1	144,734	142,897	1
Other	266	588	526		291	371	(55)	(28)	266	371	(28)
Total Banking & Payments loans	353,080	353,241	350,173		352,792	356,688	—	(1)	353,080	356,688	(1)

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,915,880	$1,794,118	$1,703,717		$1,725,146	$1,752,732	7	9	$1,854,999	$1,719,118	8
Trading assets - debt and equity instruments	638,473	580,899	490,268		522,843	533,092	10	20	609,686	511,066	19
Trading assets - derivative receivables	58,850	57,268	62,481		65,800	63,118	3	(7)	58,059	63,578	(9)
Loans:
Loans retained	471,861	471,187	473,879		475,285	459,244	—	3	471,524	440,914	7
Loans held-for-sale and loans at fair value (a)	42,868	43,537	40,415		40,605	38,858	(2)	10	43,202	41,278	5
Total loans	514,729	514,724	514,294		515,890	498,102	—	3	514,726	482,192	7

Deposits	1,046,993	1,045,788	1,032,226	(c)	988,765	998,014	—	5	1,046,391	981,861	7
Equity	132,000	132,000	138,000		138,000	137,505	—	(4)	132,000	137,005	(4)

Banking & Payments loans by client coverage segment (average) (b)
Global Corporate Banking & Global Investment Banking	$130,320	$127,403	$130,287		$132,394	$131,852	2	(1)	$128,861	$131,118	(2)
Commercial Banking	220,767	222,323	222,057		221,729	211,431	(1)	4	221,545	196,385	13
Middle Market Banking	76,229	78,364	78,601		78,774	78,037	(3)	(2)	77,296	75,547	2
Commercial Real Estate Banking	144,538	143,959	143,456		142,955	133,394	—	8	144,249	120,838	19
Other	360	590	449		435	227	(39)	59	475	218	118
Total Banking & Payments loans	351,447	350,316	352,793		354,558	343,510	—	2	350,881	327,721	7

Employees	93,387	92,478	92,271		92,181	90,813	1	3	93,387	90,813	3

(a)Loans held-for-sale and loans at fair value primarily reflect lending-related positions originated and purchased in Markets, including loans held for securitization.
(b)Refer to page 29 for a description of each of the client coverage segments.
(c)In the fourth quarter of 2023, certain deposits associated with First Republic were transferred from CCB. Refer to page 67 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q24 Change				2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$164	$69	$247	$98	$156	138	5	$233	$243	(4)

Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	2,631	2,146	1,675	1,867	1,992	23	32	2,631	1,992	32
Nonaccrual loans held-for-sale and loans at fair value (b)	988	1,093	828	825	818	(10)	21	988	818	21
Total nonaccrual loans	3,619	3,239	2,503	2,692	2,810	12	29	3,619	2,810	29

Derivative receivables	290	293	364	293	286	(1)	1	290	286	1
Assets acquired in loan satisfactions	220	159	169	173	133	38	65	220	133	65
Total nonperforming assets	4,129	3,691	3,036	3,158	3,229	12	28	4,129	3,229	28

Allowance for credit losses:
Allowance for loan losses	7,344	7,291	7,326	7,135	7,260	1	1	7,344	7,260	1
Allowance for lending-related commitments	1,930	1,785	1,849	1,940	2,008	8	(4)	1,930	2,008	(4)
Total allowance for credit losses	9,274	9,076	9,175	9,075	9,268	2	—	9,274	9,268	—

Net charge-off/(recovery) rate (c)	0.14%	0.06%	0.21%	0.08%	0.14%			0.10%	0.11%

Allowance for loan losses to period-end loans retained	1.54	1.53	1.54	1.50	1.52			1.54	1.52

Allowance for loan losses to nonaccrual loans retained (a)	279	340	437	382	364			279	364
Nonaccrual loans to total period-end loans	0.70	0.63	0.49	0.52	0.54			0.70	0.54

.
(a)Allowance for loan losses of $452 million, $375 million, $251 million, $346 million and $350 million were held against these nonaccrual loans at June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively.
(b)At June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $42 million, $50 million, $59 million, $65 million and $76 million, respectively. These amounts have been excluded based upon the government guarantee.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q24 Change				2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023
BUSINESS METRICS
Advisory	$785	$598	$751	$767	$540	31%	45%	$1,383	$1,296	7%
Equity underwriting	495	355	324	274	318	39	56	850	553	54
Debt underwriting	1,076	1,061	592	688	711	1	51	2,137	1,386	54
Total investment banking fees	$2,356	$2,014	$1,667	$1,729	$1,569	17	50	$4,370	$3,235	35

Client deposits and other third-party liabilities (average) (a)	936,725	931,603	928,561	900,292	922,702	1	2	934,164	911,265	3

Assets under custody (“AUC”) (period-end) (in billions)	$34,024	$33,985	$32,392	$29,725	$30,424	—	12	$34,024	$30,424	12

95% Confidence Level - Total CIB VaR (average) (b)
CIB trading VaR by risk type: (c)
Fixed income	$31	$35	$35	$49	$57	(11)	(46)
Foreign exchange	18	13	10	17	12	38	50
Equities	7	6	5	7	8	17	(13)
Commodities and other	9	7	8	10	12	29	(25)
Diversification benefit to CIB trading VaR (d)	(32)	(29)	(29)	(48)	(48)	(10)	33
CIB trading VaR (c)	33	32	29	35	41	3	(20)
Credit Portfolio VaR (e)	21	24	16	15	14	(13)	50
Diversification benefit to CIB VaR (d)	(16)	(15)	(13)	(12)	(11)	(7)	(45)
CIB VaR	$38	$41	$32	$38	$44	(7)	(14)

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)The impact of the CIB business segment reorganization was not material to Total CIB VaR. Prior periods have not been revised.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 137–139 of the Firm’s 2023 Form 10-K for further information and pages 71–72 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and credit protection purchased against certain retained loans and lending-related commitments, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and employee data)

	QUARTERLY TRENDS									SIX MONTHS ENDED JUNE 30,
								2Q24 Change					2024 Change
	2Q24	1Q24	4Q23	3Q23		2Q23		1Q24	2Q23	2024	2023		2023
INCOME STATEMENT
REVENUE
Asset management fees	$3,304	$3,170	$3,137	$2,975	(a)	$2,932	(a)	4%	13%	$6,474	$5,714	(a)	13%
Commissions and other fees	232	193	153	190	(a)	194	(a)	20	20	425	354	(a)	20
All other income	97	151	148	266		232		(36)	(58)	248	623		(60)
Noninterest revenue	3,633	3,514	3,438	3,431		3,358		3	8	7,147	6,691		7
Net interest income	1,619	1,595	1,657	1,574		1,585		2	2	3,214	3,036		6
TOTAL NET REVENUE	5,252	5,109	5,095	5,005		4,943		3	6	10,361	9,727		7

Provision for credit losses	20	(57)	(1)	(13)		145		NM	(86)	(37)	173		NM

NONINTEREST EXPENSE
Compensation expense	1,960	1,972	1,857	1,777		1,746		(1)	12	3,932	3,481		13
Noncompensation expense	1,583	1,488	1,531	1,361		1,417		6	12	3,071	2,773		11
TOTAL NONINTEREST EXPENSE	3,543	3,460	3,388	3,138		3,163		2	12	7,003	6,254		12

Income before income tax expense	1,689	1,706	1,708	1,880		1,635		(1)	3	3,395	3,300		3
Income tax expense	426	416	491	463		409		2	4	842	707		19
NET INCOME	$1,263	$1,290	$1,217	$1,417		$1,226		(2)	3	$2,553	$2,593		(2)

REVENUE BY LINE OF BUSINESS
Asset Management	$2,437	$2,326	$2,403	$2,164		$2,128		5	15	$4,763	$4,562		4
Global Private Bank	2,815	2,783	2,692	2,841		2,815		1	—	5,598	5,165		8
TOTAL NET REVENUE	$5,252	$5,109	$5,095	$5,005		$4,943		3	6	$10,361	$9,727		7

FINANCIAL RATIOS
ROE	32%	33%	28%	32%		29%				32%	31%
Overhead ratio	67	68	66	63		64				68	64
Pretax margin ratio:
Asset Management	30	28	29	29		27				29	32
Global Private Bank	34	38	37	44		37				36	35
Asset & Wealth Management	32	33	34	38		33				33	34

Employees	28,579	28,670	28,485	28,083		26,931		—	6	28,579	26,931		6

Number of Global Private Bank client advisors	3,509	3,536	3,515	3,443		3,214		(1)	9	3,509	3,214		9

(a)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q24 Change				2024 Change
	2Q24	1Q24	4Q23		3Q23	2Q23	1Q24	2Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$247,353	$240,555	$245,512		$249,866	$247,118	3%	—%	$247,353	$247,118	—%
Loans	228,042	222,472	227,929		228,114	222,493	3	2	228,042	222,493	2
Deposits	236,492	230,413	233,232	(a)	215,152	199,763	3	18	236,492	199,763	18
Equity	15,500	15,500	17,000		17,000	17,000	—	(9)	15,500	17,000	(9)

SELECTED BALANCE SHEET DATA (average)
Total assets	$242,155	$241,384	$247,202		$245,616	$238,987	—	1	$241,770	$233,933	3
Loans	224,122	223,429	227,042		223,760	219,469	—	2	223,775	215,491	4
Deposits	227,423	227,723	226,640	(a)	201,975	211,872	—	7	227,573	218,078	4
Equity	15,500	15,500	17,000		17,000	16,670	—	(7)	15,500	16,337	(5)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$3	$8	$12		$1	$2	(63)	50	$11	$—	NM

Nonaccrual loans	745	769	650		621	615	(3)	21	745	615	21

Allowance for credit losses:
Allowance for loan losses	575	571	633		642	649	1	(11)	575	649	(11)
Allowance for lending-related commitments	40	27	28		32	39	48	3	40	39	3
Total allowance for credit losses	615	598	661		674	688	3	(11)	615	688	(11)

Net charge-off/(recovery) rate	0.01%	0.01%	0.02%		—%	—%			0.01%	—%

Allowance for loan losses to period-end loans	0.25	0.26	0.28		0.28	0.29			0.25	0.29

Allowance for loan losses to nonaccrual loans	77	74	97		103	106			77	106
Nonaccrual loans to period-end loans	0.33	0.35	0.29		0.27	0.28			0.33	0.28

(a)In the fourth quarter of 2023, certain deposits associated with First Republic were transferred from CCB. Refer to page 67 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2024
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2024 Change
CLIENT ASSETS	2024	2024	2023	2023	2023	2024	2023	2024	2023	2023
Assets by asset class
Liquidity	$953	$927	$926	$867	$826	3%	15%	$953	$826	15%
Fixed income	785	762	751	707	718	3	9	785	718	9
Equity	1,017	964	868	780	792	5	28	1,017	792	28
Multi-asset	719	711	680	626	647	1	11	719	647	11
Alternatives	208	200	197	206	205	4	1	208	205	1
TOTAL ASSETS UNDER MANAGEMENT	3,682	3,564	3,422	3,186	3,188	3	15	3,682	3,188	15
Custody/brokerage/administration/deposits	1,705	1,655	1,590	1,458	1,370	3	24	1,705	1,370	24
TOTAL CLIENT ASSETS (a)	$5,387	$5,219	$5,012	$4,644	$4,558	3	18	$5,387	$4,558	18

Assets by client segment
Private Banking	$1,097	$1,052	$974	$888	$881	4	25	$1,097	$881	25
Global Institutional	1,540	1,494	1,488	1,424	1,423	3	8	1,540	1,423	8
Global Funds	1,045	1,018	960	874	884	3	18	1,045	884	18
TOTAL ASSETS UNDER MANAGEMENT	$3,682	$3,564	$3,422	$3,186	$3,188	3	15	$3,682	$3,188	15

Private Banking	$2,681	$2,599	$2,452	$2,249	$2,170	3	24	$2,681	$2,170	24
Global Institutional	1,654	1,595	1,594	1,514	1,497	4	10	1,654	1,497	10
Global Funds	1,052	1,025	966	881	891	3	18	1,052	891	18
TOTAL CLIENT ASSETS (a)	$5,387	$5,219	$5,012	$4,644	$4,558	3	18	$5,387	$4,558	18

Assets under management rollforward
Beginning balance	$3,564	$3,422	$3,186	$3,188	$3,006			$3,422	$2,766
Net asset flows:
Liquidity	16	(4)	49	40	60			12	153
Fixed income	22	14	6	1	37			36	63
Equity	31	21	12	16	20			52	42
Multi-asset	(3)	(2)	(1)	1	3			(5)	1
Alternatives	2	1	(5)	2	1			3	2
Market/performance/other impacts	50	112	175	(62)	61			162	161
Ending balance	$3,682	$3,564	$3,422	$3,186	$3,188			$3,682	$3,188

Client assets rollforward
Beginning balance	$5,219	$5,012	$4,644	$4,558	$4,347			$5,012	$4,048
Net asset flows	79	43	94	132	112			122	264
Market/performance/other impacts	89	164	274	(46)	99			253	246
Ending balance	$5,387	$5,219	$5,012	$4,644	$4,558			$5,387	$4,558

SELECTED FIRMWIDE METRICS
Wealth Management
Client assets (in billions) (b)	$3,427	$3,360	$3,177	$2,929	$2,862	2	20	$3,427	$2,862	20
Number of client advisors	9,181	9,107	8,971	8,867	8,367	1	10	9,181	8,367	10
(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.
(b)Consists of Global Private Bank in AWM and client investment assets in J.P. Morgan Wealth Management in CCB.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except employee data)

	QUARTERLY TRENDS											SIX MONTHS ENDED JUNE 30,
										2Q24 Change						2024 Change
	2Q24		1Q24		4Q23		3Q23	2Q23		1Q24	2Q23	2024		2023		2023
INCOME STATEMENT
REVENUE
Principal transactions	$60		$65		$(21)		$128	$113		(8)%	(47)%	$125		$195		(36)%
Investment securities losses	(546)		(366)		(743)		(669)	(900)		(49)%	39	(912)		(1,768)		48%
All other income	8,244	(e)	26		96		116	2,767	(i)	NM	198	8,270	(e)	2,798		196%
Noninterest revenue	7,758		(275)		(668)		(425)	1,980		NM	292	7,483		1,225		NM
Net interest income	2,364		2,477		2,445		1,983	1,738		(5)	36	4,841		3,478		39
TOTAL NET REVENUE (a)	10,122		2,202		1,777		1,558	3,718		360	172	12,324		4,703		162

Provision for credit losses	5		27		(2)		46	(243)		(81)	NM	32		127		(75)

NONINTEREST EXPENSE	1,579	(f)	1,276	(g)	3,593	(g)	696	1,152	(j)	24	37	2,855	(f)(g)	1,312	(j)	118
Income/(loss) before income tax expense/(benefit)	8,538		899		(1,814)		816	2,809		NM	204	9,437		3,264		189
Income tax expense/(benefit)	1,759		223		(939)	(h)	4	169	(k)	NM	NM	1,982		380	(k)	422
NET INCOME/(LOSS)	$6,779		$676		$(875)		$812	$2,640		NM	157	$7,455		$2,884		158

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	2,084		2,317		2,065		1,640	1,261		(10)	65	4,401		2,367		86
Other Corporate	8,038		(115)		(288)		(82)	2,457		NM	227	7,923		2,336		239
TOTAL NET REVENUE	$10,122		$2,202		$1,777		$1,558	$3,718		360	172	$12,324		$4,703		162

NET INCOME/(LOSS)
Treasury and CIO	1,513		1,641		1,396		1,129	1,057		(8)	43	3,154		1,681		88
Other Corporate	5,266		(965)		(2,271)		(317)	1,583		NM	233	4,301		1,203		258
TOTAL NET INCOME/(LOSS)	$6,779		$676		$(875)		$812	$2,640		NM	157	$7,455		$2,884		158

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,318,119		$1,322,799		$1,348,437		$1,275,673	$1,263,595		—	4	$1,318,119		$1,263,595		4
Loans	2,408		2,104		1,924		2,099	2,172		14	11	2,408		2,172		11
Deposits (b)	26,073		22,515		21,826		20,363	21,083		16	24	26,073		21,083		24

Employees	47,828		48,015		47,530		47,280	45,235		—	6	47,828		45,235		6

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities losses	$(546)		$(366)		$(743)		$(669)	$(900)		(49)	39	$(912)		$(1,768)		48
Available-for-sale securities (average)	247,304		222,943		199,581		201,875	198,620		11	25	235,124		200,687		17
Held-to-maturity securities (average) (c)	330,347		354,759		377,709		402,816	410,594		(7)	(20)	342,553		413,953		(17)
Investment securities portfolio (average)	$577,651		$577,702		$577,290		$604,691	$609,214		—	(5)	$577,677		$614,640		(6)
Available-for-sale securities (period-end)	263,624		233,770		199,354		195,200	201,211		13	31	263,624		201,211		31
Held-to-maturity securities (period-end) (c)	323,746		334,527		369,848		388,261	408,941		(3)	(21)	323,746		408,941		(21)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$587,370		$568,297		$569,202		$583,461	$610,152		3	(4)	$587,370		$610,152		(4)

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $45 million, $49 million, $53 million, $57 million and $45 million for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively and $94 million and $101 million for the six months ended June 30, 2024 and 2023, respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)At June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, the estimated fair value of the HTM securities portfolio was $294.8 billion, $305.4 billion, $342.8 billion, $348.7 billion and $375.3 billion, respectively.
(d)At June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, the allowance for credit losses on investment securities was $125 million, $120 million, $94 million, $87 million and $74 million, respectively.
(e)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (f) on page 2 for further information.
(f)Included a $1.0 billion donation of Visa shares to pre-fund contributions to the JPMorgan Chase Foundation.
(g)Included an FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which was an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.
(h)Included an income tax benefit of $463 million for the three months ended December 31, 2023, related to the finalization of certain income tax regulations.
(i)Included preliminary estimated bargain purchase gain of $2.7 billion associated with First Republic.
(j)In the second quarter of 2023, substantially all of the expense associated with First Republic was reported in Corporate. Commencing in the third quarter of 2023, the expense is now being allocated to the respective LOB.
(k)Income taxes associated with the First Republic acquisition were reflected in the estimated bargain purchase gain.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Jun 30, 2024
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2024	2024	2023	2023	2023	2024	2023
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$382,795	$389,592	$397,275	$397,054	$396,195	(2)%	(3)%
Loans held-for-sale and loans at fair value	14,160	13,812	12,818	11,715	12,009	3	18
Total consumer, excluding credit card loans	396,955	403,404	410,093	408,769	408,204	(2)	(3)

Credit card loans
Loans retained	216,100	206,740	211,123	196,935	191,348	5	13
Total credit card loans	216,100	206,740	211,123	196,935	191,348	5	13
Total consumer loans	613,055	610,144	621,216	605,704	599,552	—	2

Wholesale loans (b)
Loans retained	674,152	667,761	672,472	671,952	668,145	1	1
Loans held-for-sale and loans at fair value	33,493	31,711	30,018	32,403	32,372	6	3
Total wholesale loans	707,645	699,472	702,490	704,355	700,517	1	1

Total loans	1,320,700	1,309,616	1,323,706	1,310,059	1,300,069	1	2
Derivative receivables	54,673	56,621	54,864	67,070	64,217	(3)	(15)
Receivables from customers (c)	56,018	52,036	47,625	43,376	42,741	8	31
Total credit-related assets	1,431,391	1,418,273	1,426,195	1,420,505	1,407,027	1	2

Lending-related commitments
Consumer, excluding credit card	47,215	46,660	45,403	48,313	50,846	1	(7)
Credit card (d)	964,727	943,935	915,658	898,903	881,485	2	9
Wholesale	545,020	532,514	536,786	531,568	541,089	2	1
Total lending-related commitments	1,556,962	1,523,109	1,497,847	1,478,784	1,473,420	2	6

Total credit exposure	$2,988,353	$2,941,382	$2,924,042	$2,899,289	$2,880,447	2	4

Memo: Total by category
Consumer exposure (e)	$1,624,997	$1,600,739	$1,582,277	$1,552,920	$1,531,883	2	6
Wholesale exposure (f)	1,363,356	1,340,643	1,341,765	1,346,369	1,348,564	2	1
Total credit exposure	$2,988,353	$2,941,382	$2,924,042	$2,899,289	$2,880,447	2	4

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2024
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2024	2024	2023	2023	2023	2024	2023
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,423	$3,630	$3,643	$3,766	$3,784	(6)%	(10)%
Loans held-for-sale and loans at fair value	382	481	560	408	481	(21)	(21)
Total consumer nonaccrual loans	3,805	4,111	4,203	4,174	4,265	(7)	(11)

Wholesale nonaccrual loans
Loans retained	3,289	2,927	2,346	2,907	2,593	12	27
Loans held-for-sale and loans at fair value	697	639	368	439	415	9	68
Total wholesale nonaccrual loans	3,986	3,566	2,714	3,346	3,008	12	33

Total nonaccrual loans	7,791	7,677	6,917	7,520	7,273	1	7

Derivative receivables	290	293	364	293	286	(1)	1
Assets acquired in loan satisfactions	342	295	316	318	279	16	23
Total nonperforming assets	8,423	8,265	7,597	8,131	7,838	2	7
Wholesale lending-related commitments (b)	541	390	464	387	332	39	63
Total nonperforming exposure	$8,964	$8,655	$8,061	$8,518	$8,170	4	10

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.59%	0.59%	0.52%	0.57%	0.56%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	0.96	1.02	1.02	1.02	1.04
Total wholesale nonaccrual loans to total
wholesale loans	0.56	0.51	0.39	0.48	0.43

(a)At June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, nonperforming assets excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $138 million, $157 million, $182 million, $188 million and $215 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2023 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q24 Change				2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23		1Q24	2Q23	2024	2023	2023
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$22,351	$22,420	$21,946	$21,980	$20,053		—%	11%	$22,420	$19,139	17%
Net charge-offs:
Gross charge-offs	2,726	2,381	2,557	1,869	1,776		14	53	5,107	3,227	58
Gross recoveries collected	(495)	(425)	(393)	(372)	(365)		(16)	(36)	(920)	(679)	(35)
Net charge-offs	2,231	1,956	2,164	1,497	1,411		14	58	4,187	2,548	64
Provision for loan losses	2,871	1,887	2,625	1,479	3,317	(b)	52	(13)	4,758	5,364	(11)
Other	—	—	13	(16)	21		—	NM	—	25	NM
Ending balance	$22,991	$22,351	$22,420	$21,946	$21,980		3	5	$22,991	$21,980	5

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,916	$1,974	$2,075	$2,186	$2,370		(3)	(19)	$1,974	$2,382	(17)
Provision for lending-related commitments	154	(60)	(100)	(107)	(188)	(b)	NM	NM	94	(201)	NM
Other	(2)	2	(1)	(4)	4		NM	NM	—	5	NM
Ending balance	$2,068	$1,916	$1,974	$2,075	$2,186		8	(5)	$2,068	$2,186	(5)

ALLOWANCE FOR INVESTMENT SECURITIES	$177	$154	$128	$117	$104		15	70	$177	$104	70

Total allowance for credit losses (a)	$25,236	$24,421	$24,522	$24,138	$24,270		3	4	$25,236	$24,270	4

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.14%	0.19%	0.21%	0.17%	0.14%				0.16%	0.16%
Credit card retained loans	3.50	3.32	2.79	2.49	2.41				3.41	2.25
Total consumer retained loans	1.33	1.26	1.08	0.93	0.91				1.29	0.90
Wholesale retained loans	0.16	0.05	0.31	0.06	0.10				0.11	0.08
Total retained loans	0.71	0.62	0.68	0.47	0.47				0.67	0.45

Memo: Average retained loans
Consumer retained, excluding credit card loans	$385,662	$394,033	$397,819	$396,788	$359,543		(2)	7	$389,847	$330,227	18
Credit card retained loans	210,020	204,637	202,652	195,232	187,027		3	12	207,329	183,757	13
Total average retained consumer loans	595,682	598,670	600,471	592,020	546,570		—	9	597,176	513,984	16
Wholesale retained loans	666,347	664,588	669,899	667,825	647,474		—	3	665,468	624,566	7
Total average retained loans	$1,262,029	$1,263,258	$1,270,370	$1,259,845	$1,194,044		—	6	$1,262,644	$1,138,550	11

(a)At June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $278 million, $274 million, $243 million, $17 million and $18 million, respectively.
(b)Included a $1.2 billion provision for credit losses associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2024
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2024	2024	2023	2023	2023	2024	2023
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific	$(856)	$(873)	$(876)	$(942)	$(971)	2%	12%
Portfolio-based	2,599	2,603	2,732	2,796	3,019	—	(14)
Total consumer, excluding credit card	1,743	1,730	1,856	1,854	2,048	1	(15)
Credit card
Portfolio-based	13,200	12,600	12,450	11,900	11,600	5	14
Total credit card	13,200	12,600	12,450	11,900	11,600	5	14
Total consumer	14,943	14,330	14,306	13,754	13,648	4	9
Wholesale
Asset-specific	562	514	392	732	478	9	18
Portfolio-based	7,486	7,507	7,722	7,460	7,854	—	(5)
Total wholesale	8,048	8,021	8,114	8,192	8,332	—	(3)
Total allowance for loan losses	22,991	22,351	22,420	21,946	21,980	3	5
Allowance for lending-related commitments	2,068	1,916	1,974	2,075	2,186	8	(5)
Allowance for investment securities	177	154	128	117	104	15	70
Total allowance for credit losses	$25,236	$24,421	$24,522	$24,138	$24,270	3	4

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.46%	0.44%	0.47%	0.47%	0.52%
Credit card allowance to total credit card retained loans	6.11	6.09	5.90	6.04	6.06
Wholesale allowance to total wholesale retained loans	1.19	1.20	1.21	1.22	1.25
Total allowance to total retained loans	1.81	1.77	1.75	1.73	1.75
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (a)	51	48	51	49	54
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (a)	146	149	166	151	163
Wholesale allowance to wholesale retained nonaccrual loans	245	274	346	282	321
Total allowance to total retained nonaccrual loans	343	341	374	329	345

(a)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets, as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 75 of the Firm’s 2023 Form 10-K.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q24 Change				2024 Change
(in millions, except rates)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023

Net interest income - reported	$22,746	$23,082	$24,051	$22,726	$21,779	(1)%	4%	$45,828	$42,490	8%
Fully taxable-equivalent adjustments	115	121	126	130	104	(5)	11	236	224	5
Net interest income - managed basis (a)	$22,861	$23,203	$24,177	$22,856	$21,883	(1)	4	$46,064	$42,714	8
Less: Markets net interest income	(77)	183	615	(317)	(487)	NM	84	106	(592)	NM
Net interest income excluding Markets (a)	$22,938	$23,020	$23,562	$23,173	$22,370	—	3	$45,958	$43,306	6

Average interest-earning assets	$3,509,725	$3,445,515	$3,408,395	$3,331,728	$3,343,780	2	5	$3,477,620	$3,280,619	6
Less: Average Markets interest-earning assets	1,116,853	1,031,075	985,997	970,789	1,003,877	8	11	1,073,964	993,283	8
Average interest-earning assets excluding Markets	$2,392,872	$2,414,440	$2,422,398	$2,360,939	$2,339,903	(1)	2	$2,403,656	$2,287,336	5

Net yield on average interest-earning assets - managed basis	2.62%	2.71%	2.81%	2.72%	2.62%			2.66%	2.63%
Net yield on average Markets interest-earning assets	(0.03)	0.07	0.25	(0.13)	(0.19)			0.02	(0.12)
Net yield on average interest-earning assets excluding Markets	3.86	3.83	3.86	3.89	3.83			3.85	3.82

Noninterest revenue - reported (b)	$27,454	$18,852	$14,523	$17,148	$19,528	46	41	$46,306	$37,166	25
Fully taxable-equivalent adjustments (b)	677	493	1,243	682	990	37	(32)	1,170	1,857	(37)
Noninterest revenue - managed basis	$28,131	$19,345	$15,766	$17,830	$20,518	45	37	$47,476	$39,023	22
Less: Markets noninterest revenue (c)	7,870	7,830	5,232	6,934	7,549	1	4	15,700	16,092	(2)
Noninterest revenue excluding Markets	$20,261	$11,515	$10,534	$10,896	$12,969	76	56	$31,776	$22,931	39

Memo: Markets total net revenue	$7,793	$8,013	$5,847	$6,617	$7,062	(3)	10	$15,806	$15,500	2

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(c) Includes the markets-related revenues of the former Commercial Banking business segment. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
BUSINESS SEGMENT REORGANIZATION

On May 15, 2024, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) furnished the U.S. Securities and Exchange Commission with a Current Report on Form 8-K to provide supplemental financial information reflecting the reorganization of the Firm's reportable business segments that became effective in the second quarter of 2024, resulting in:
•The combination of the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB"); and
•No impact to the Firm’s other segments.
The following table provides a summary of the Firm’s impacted business segments prior to and after the reorganization.

Prior Reporting
JPMorgan Chase
Corporate & Investment Bank
Commercial Banking
Banking
Markets & Securities Services
Investment Banking
Payments
Lending
Fixed Income Markets
Equity Markets
Securities Services
Credit Adjustments & Other
Middle Market Banking
Corporate Client Banking
Commercial Real Estate Banking
Current Reporting
Commercial & Investment Bank
Banking & Payments (a)
Markets & Securities Services
Investment Banking
Payments
Lending
Other
Fixed Income Markets
Equity Markets
Securities Services
Credit Adjustments & Other

(a) Banking & Payments revenue by client coverage segment consists of the following:
Global Corporate Banking & Global Investment Banking provides banking products and services generally to large corporations, financial institutions and merchants.
Commercial Banking provides banking products and services generally to middle market clients, including start-ups, small and midsized companies, local governments, municipalities, and nonprofits, as well as to commercial real estate clients.
Other includes amounts related to credit protection purchased against certain retained loans and lending-related commitments in Lending, the impact of equity investments in Payments and balances not aligned with a primary client coverage segment.